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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Indiana                        1-5672                  13-5158950
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)

                4 West Red Oak Lane
              White Plains, New York                              10604
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01   REGULATION FD DISCLOSURE

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for ITT Industries, Inc. for the quarter ended September 30, 2005 as presented in a press release dated October 27, 2005. The press release also announces that the Company has narrowed its full-year 2005 (adjusted) earnings guidance. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1  Press release dated October 27, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITT INDUSTRIES, INC.

                                              By:  /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: October 27, 2005

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